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                                                                    Exhibit 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of BioTime, Inc. (the "Company") for the quarter ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Paul Segall and Steven A. Seinberg, Chief Executive Officer and Chief Financial Officer of the Company, respectively certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         Date: May 13, 2003

         /s/ Paul Segall
         ---------------
         Paul Segall
         Chairman and Chief Executive Officer


        /s/ Steven A. Seinberg
        ----------------------
        Steven A. Seinberg
        Chief Financial Officer